                                                                  EXHIBIT (23)-3


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement on Form S-8 of The Banc Corporation of our report dated February 13, 1998 with respect to the financial statements of Commerce Bank of Alabama for the year ended December 31, 1997 included in The Banc Corporation's Registration Statement on Form S-4 (Commission File No. 333-58493) filed with the Securities and Exchange Commission.


                                             /s/ Mauldin & Jenkins, LLC
                                             --------------------------------
                                                 Mauldin & Jenkins, LLC


February 19, 1999